UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

TAURIGA SCIENCES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.
[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

TAURIGA SCIENCES, INC.

39 Old Ridgebury Road

Danbury, Connecticut 06180

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 28, 2017

To the stockholders of Tauriga Sciences, Inc.:

The Special Meeting of Stockholders of Tauriga Sciences, Inc. (the “Company”) will be held at the offices of Nixon Peabody LLP at 437 Madison Avenue, 24th Floor, New York, New York 10022 on June 28, 2017 at 9:00 A.M., Eastern Standard Time, for the following purposes:

1. To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 2,500,000,000 shares to 7,500,000,000 shares (the “Proposal”); and

2. To consider and transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

The Board of Directors unanimously recommends that you vote to approve the Proposal.

Only stockholders of record at the close of business on April 27, 2017 are entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof. Whether or not you expect to attend the Special Meeting, we encourage you to vote your shares as soon as possible. Please sign, date and mail the included proxy card in the envelope provided. It is important that your shares be represented at the Special Meeting, whether your holdings are large or small.

By Order of the Board of Directors,

Seth M. Shaw, Chief Executive Officer and Member of the Board of Directors

May [__], 2017

Important Notice Regarding the Availability Of Proxy Materials

for the Special Meeting of Stockholders Meeting To Be Held On June 28, 2017.

You may also request hard copies of these documents free of charge by writing to:

Tauriga Sciences, Inc.

39 Old Ridgebury Road

Danbury, Connecticut 06180

Attention: Corporate Secretary

TAURIGA SCIENCES, INC.

39 Old Ridgebury Road

Danbury, Connecticut 06180

PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 28, 2017

INFORMATION ABOUT SOLICITATION AND VOTING

Solicitation

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting of Shareholders to be held on June 28, 2017 at 9:00 a.m., Eastern Standard Time, at the offices of Nixon Peabody LLP at 437 Madison Avenue, 24th Floor, New York, New York 10022 and at any adjournments of the Special Meeting.

All stockholders may view and print the Proxy Statement at [_________________]. The Proxy Statement is also available on the Company’s website at www.tauriga.com.

This Notice of Proxy Statement and Form of Proxy for Tauriga Sciences, Inc. is being first sent to shareholders on or about May [__], 2017, provided that such shareholders have elected to receive these materials by mail. The record date established by the Company for purposes of determining the number of outstanding shares of Common Stock of the Company has been fixed at June 27, 2017 (the “Record Date”).

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you vote FOR the approval of the Company’s proposal to amend the Articles of Incorporation of the Company by amending the first paragraph of Article SECOND thereof to provide that the number of authorized shares of Common Stock of the Company shall be 7,500,000,000, having a par value $0.001 per share.

INFORMATION ABOUT THE SPECIAL MEETING

WHEN IS THE SPECIAL MEETING?

June 28, 2017, 9:00 a.m. Eastern Standard Time

WHERE WILL THE SPECIAL MEETING BE HELD?

The meeting will be held at the offices of Nixon Peabody LLP at 437 Madison Avenue, 24th Floor, New York, New York.

WHAT ITEMS WILL BE VOTED UPON AT THE SPECIAL MEETING?

At the Special Meeting and any adjournment or adjournments of the Special Meeting, the Company’s shareholders will be asked to consider and act upon a proposal to change the number of authorized shares of Common Stock of the Company to 7,500,000,000, par value $0.001 per share.

WHO CAN VOTE?

Only holders of record of the Company’s Common Stock at the close of business on April 27, 2017, the Record Date, will be entitled to notice of and to vote at the Special Meeting and any adjournments of the Special Meeting. You are entitled to one vote for each share of Common Stock held on that record date on each matter submitted for a vote of the shareholders. On April 27, 2017, there were 1,804,172,789 shares of the Company’s Common Stock outstanding and entitled to vote.

WHAT IS THE PURPOSE OF THE INCREASE IN AUTHORIZED CAPITAL STOCK?

The increase in authorized Common Stock to 7,500,000,000 shares is necessary in order to create the legal authority for the Company to be able to issue sufficient additional shares in the future for its currently convertible promissory notes (as discussed in more detail in this Proxy), equity investment, debt reduction, corporate acquisitions, employee retention incentives, and for other general corporate purposes.

WHY DID I RECEIVE NOTICE OF INTERNET AVAILABILITY?

The Securities and Exchange Commission adopted rules for the electronic distribution of proxy materials. In addition to mailing the proxy materials to stockholders, we have elected to provide access to our proxy materials on the Internet, so that shareholders may view the proxy materials there.

HOW CAN I VOTE WITHOUT ATTENDING THE SPECIAL MEETING?

There are two convenient methods for registered stockholders to direct their vote by proxy without attending the Special Meeting:

● Submit your proxy by Internet. You can submit your proxy via the Internet. The website address for Internet voting is provided on your Tauriga proxy card. You will need to use the control number appearing on your Tauriga proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 27, 2017. Internet voting is available 24 hours a day. If you submit your proxy via the Internet you do NOT need to submit a proxy by telephone or return a proxy card.

● Vote by Mail. You can submit your proxy by marking, dating and signing the Proxy Card, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Proxies should not be sent by the stockholder to the Company. Please instead use the pre-addressed, postage-paid envelope that is provided.

If you are a beneficial owner, or you hold your shares in “street name,” please check your voting instruction card or contact your bank, broker or nominee to determine whether you will be able to vote by Internet or telephone.

HOW CAN I CHANGE MY VOTE?

Registered stockholders can revoke their proxy at any time before it is voted at the Special Meeting by either:

● Submitting another timely, later-dated proxy by Internet or mail;

● Delivering timely written notice of revocation to our Company’s Corporate Secretary, Tauriga Sciences, Inc., Attn: Corporate Secretary, 39 Old Ridgebury Road, Danbury, Connecticut 06180; or

● Attending the Special Meeting and voting in person.

If your shares are held in the name of a bank, broker or other nominee, you must obtain a legal proxy, executed in your favor, from the holder of record (that is, your bank, broker or nominee) to be able to vote at the Special Meeting.

WHAT IF I SIGN AND RETURN MY PROXY CARD BUT I DO NOT INCLUDE VOTING INSTRUCTIONS?

If you sign your proxy card and return it to us but you do not include voting instructions as to any proposal, your proxy will be voted FOR the amendment to the Amended to Articles of Incorporation of the Company to fix authorized capital stock at 7,500,000,000, par value $0.001.

WHAT CONSTITUTES A “QUORUM” FOR THE SPECIAL MEETING?

The holders of a majority of the issued and outstanding shares of the Company’s Common Stock entitled to vote at the Special Meeting present or represented by proxy constitutes a quorum. A quorum is necessary to conduct business at the Special Meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions and broker non-votes count as “shares present” at the Special Meeting for purposes of determining a quorum. However, abstentions, withholding of a vote and broker non-votes do not count in the voting results. A broker non-vote occurs when a broker or other nominee (which has voted on one or more matters at the meeting) who holds shares for another does not vote on a particular item because the broker or nominee does not have discretionary authority for that item and has not received instructions from the owner of the shares.

HOW MANY VOTES AM I ENTITLED TO CAST?

You are entitled to cast one vote for each share of Common Stock you own on the record date, on each matter brought before a vote of the shareholders at the Special Meeting.

HOW MANY VOTES ARE REQUIRED TO AUTHORIZE THE AMENDMENT OF THE ARTICLES TO CHANGE AUTHORIZED CAPITAL STOCK TO 7,500,000,000 SHARES?

On April 27, 2017, the record date for determination of shareholders entitled to vote at the Special Meeting, there were issued and outstanding and entitled to vote 1,804,172,789 shares of our Common Stock. The holders of a majority of the Company’s Common Stock issued and outstanding and entitled to vote at the Special Meeting will constitute a quorum for the transaction of business at the Special Meeting. Common Stock represented in person or by proxy, including abstentions and broker non-votes with respect to one or more of the matters presented for shareholder approval, will be counted for purposes of determining whether a quorum exists at the special meeting. Broker non-votes with respect to a particular matter will not be counted as votes in favor of that matter and will not be counted as votes cast on that matter. Accordingly, broker non-votes will have no effect on the matters specified in the notice of meeting.

Pursuant to Section 607.0725 of the Florida Statutes, shareholder approval of an action is made by the approval of a majority of the votes in attendance at a meeting at which a quorum (constituting a majority of the votes entitled to be cast on the matter) is present.

Thus, the proposal to approve the Amendment to the Articles of Incorporation of the Company to change the authorized Common Stock to 7,500,000,000 shares requires the affirmative vote of at least a majority of the votes present and in attendance at the Special Meeting, provided a quorum is present.

DISSENTER’S RIGHT OF APPRAISAL.

No action will be taken in connection with the proposals described in this Proxy Statement for which Florida law, the Company’s Articles of Incorporation or Bylaws provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s shares. Thus, there are no Dissenter’s Rights involved.

OTHER MATTERS.

The Company’s Board of Directors knows of no other business which will be presented for consideration at the Special Meeting other than those matters described above. However, if any other business should come before the Special Meeting, it is the intention of the person named in the enclosed proxy card to vote, or otherwise act, in accordance with his best judgment on such matters.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

The Company will bear the costs of soliciting proxies. In addition to solicitations by independent companies we may employ, our directors, officers and employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. The Company will reimburse these persons for their reasonable expenses in connection with any of these solicitations. In addition, the Company will request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies, and the Company will reimburse brokerage houses and other persons for their reasonable expenses in connection with this distribution.

The date of this Proxy Statement is May [__], 2017.

PROPOSAL

APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 2,500,000,000 SHARES TO 7,500,000,000 SHARES

Our Articles of Incorporation currently authorizes 2,500,000,000 shares of Common Stock.

The Board of Directors has unanimously approved and adopted, subject to stockholder approval, an Amendment to our Articles of Incorporation, providing for an increase in the authorized number of shares of Common Stock from 2,500,000,000 to 7,500,000,000 shares. The following is the text of the proposed amendment to the first paragraph of Article SECOND of the Articles of Incorporation:

FOURTH: The aggregate number of shares which the Corporation shall have authority to issue is 7,500,000,000 shares of Common Stock, $0.001 par value.

As of April 27, 2017, the record date for our special meeting, there were 1,804,172,789 shares of Common Stock outstanding, held by approximately 1,249 stockholders of record. Our Common Stock trades on the OTC Markets under the symbol “TAUG.” On May 15, 2017, our Common Stock closed at a price of $0.0012.

If this Proposal is approved by our stockholders, the Amendment to our Articles of Incorporation will become effective upon the filing of a Articles of Amendment with the Florida Secretary of State, which filing would be expected to take place as soon as practicable following the special meeting.

Current Obligations of the Company to Issue Shares under Certain Convertible Note Agreements

As of May 15, 2017, the Company has approximately $635,263 outstanding, including principal and accrued but unpaid interest, under various convertible promissory notes and debentures. Pursuant to the terms of these convertible notes, the Company is required to reserve for issuance anywhere from four to five times the number of shares the Company may have to issue based on various discounts to the Company’s current market price of its Common Stock.

Based on the Company’s Common Stock closing price of $0.0012 on May 15, 2017 and taking into the discount rates for the applicable notes, the Company is required to reserve no less than 2,758,627,969 shares of its Common Stock under the terms of its convertible notes. However, the Company currently only has 695,827,211 shares authorized but unissued. In the event the Company is unable to achieve the increase in its authorized Common Stock set forth in this Proxy Statement, it will not be able to comply with the terms of its convertible notes. If all of the Company’s convertible notes were converted as of May 15, 2017 and taking into the discount rates for the applicable convertible note, the number of shares of the Company’s Common Stock required for issuance would be 622,311,662, subject to the convertible note holder’s beneficial ownership limitations of either 4.99% or 9.99% contained in each of the convertible notes. In the event market value of the Company’s Common Stock continues to decline, the Company would be required to issue potentially a substantially greater number of shares of Common Stock under the convertible notes.

Current Obligations of the Company to Issue Other Shares of Common Stock

On January 28, 2014, the Company issued warrants to purchase shares of common stock in connection with the acquisition of Pilus Energy, LLC (“Pilus”) to various members of Pilus. As of the date of this Proxy Statement, warrants to purchase 5,783,520 shares of common stock remain outstanding at an exercise price of $0.02. The warrants are exercisable until January 28, 2021. The Company does not expect any of these warrants to be exercised unless and until the Company’s stock price increases above $0.02.

The Company also has options outstanding to purchase up to 10,000,000 shares of the Company’s common stock. The exercise price of the options is $0.10 and will not expire for another five years. The Company does not expect any of these options to be exercised unless and until the Company’s stock price increases above $0.10.

The Company is also obligated to issue an additional 25,000,000 shares of Common Stock if and when the increase in the Company’s authorized Common Stock as set forth in this Proxy Statement is approved by the Company’s stockholders.

Future Issuances of Shares by the Company

Except as set forth above, the Company does not have any plans, proposals or arrangements, written or otherwise, the Board of Directors believes it is desirable for our Company to have the flexibility to issue additional shares of Common Stock in excess of the amount which is currently authorized without further stockholder action. The Board believes that the availability of such additional shares will provide our Company with the flexibility to (i) issue Common Stock for possible future financings, stock dividends, acquisitions, repayment of indebtedness or stock option plans, (ii) provide liquidity for funding possible acquisitions or other strategic investments, or (iii) issue Common Stock for other general corporate purposes that may be identified in the future by the Board. While the Board of Directors continually considers our capital structure and various financing alternatives, the Board has no commitments to issue any additional shares of Common Stock at this time. The Board of Directors will determine whether, when and on what terms the issuance of shares may be warranted in the future in connection with our capital structure and financing needs.

As is the case with the current authorized but unissued shares of Common Stock, the additional shares of Common Stock authorized by this proposed amendment could be issued upon approval by the Board of Directors without further vote of our stockholders except as may be required in particular cases by applicable law, regulatory agencies or other rules to which we might be subject. Under Florida law, stockholders who do not vote for this Proposal are not entitled to appraisal rights with respect to their shares of Common Stock.

The issuance of additional shares of Common Stock may have a dilutive effect on earnings per share and, for stockholders who do not purchase additional shares to maintain their pro rata interest in our Company, on such stockholders’ voting power. Our stockholders do not have preemptive rights to subscribe for additional securities that may be issued by the Company, which means that stockholders do not have a prior right to purchase any new issue of Common Stock in order to maintain their proportionate ownership interest in the Company.

If we issue additional shares of Common Stock or securities convertible into or exercisable for Common Stock, such issuance would have a dilutive effect on the voting power and could have a dilutive effect on the earnings per share of the Company’s currently outstanding shares of Common Stock. Additionally, the Company has no current intention of using additional shares of Common Stock as an anti-takeover defense, however, such an issuance could be used to create impediments to or otherwise discourage persons attempting to gain control of the Company (through dilutive offerings or otherwise).

The affirmative vote of holders of fifty percent (50%) of all outstanding shares of Common Stock entitled to vote thereon and present at the meeting assuming quorum is achieved will be required for the approval of the Proposal. Abstentions and broker non-votes will have the effect of a vote against this Proposal.

The Board recommends a vote FOR the Proposal to amend our Articles of Incorporation.

SECURITIES BENEFICIALLY OWNED BY MANAGEMENT AND PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our Common Stock as of May 15, 2017, including:

●	each person or entity who is known by us to own beneficially more than 5% of any class of outstanding voting securities;

●	each named executive officer and each director; and

●	all of our executive officers and directors as a group.

Unless otherwise indicated below, to our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated below, each entity or person listed below maintains an address c/o Tauriga Sciences, Inc., 39 Old Ridgebury Road, Danbury, Connecticut 06180.

The number of shares beneficially owned by each stockholder is determined under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after May 15, 2017 through the exercise of any stock option, warrant or other right. The inclusion in the following table of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner.

Name	Number of Shares Beneficially Owned	Percentage of Outstanding Common Stock
Non-employee Directors:
Hingge Hsu, M.D., M.B.A.	9,400,000	*
David L. Wolitzky	16,361,700	*
Thomas J. Graham	9,327,500	*

Named Executive Officers:
Seth M. Shaw (Chief Executive Officer and Board member)	41,390,000	2.29%
Ghalia Lahlou (Chief Financial Officer)	35,125,000	1.95%

All directors and named executive officers as a group (5 persons)	111,604,200	6.19%

*	Denotes less than 1%.

HOUSEHOLDING OF MEETING MATERIALS

Some banks, brokers, and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this proxy statement may have been sent to multiple stockholders in your household. If you would prefer to receive separate copies of a proxy statement either now or in the future, please contact your bank, broker or other nominee. Upon written or oral request to Tauriga Sciences, Inc., Attn: Corporate Secretary, 39 Old Ridgebury Road, Danbury, Connecticut 06180, we will provide copies of these materials.

AVAILABILITY OF CERTAIN DOCUMENTS

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC public reference room located at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this Proxy Statement, by going to the Investor Relations page of our corporate website at www.taurigasciences.com. The information provided on our website is not part of this Proxy Statement, and therefore is not incorporated herein by reference.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered, may request copies of proxy statements or other information concerning us, without charge, by written or telephonic request directed to Tauriga Sciences, Inc., Attn: Corporate Secretary, 39 Old Ridgebury Road, Danbury, Connecticut 06180. Such information is also available under the Investor Relations section of our website and from the SEC through the SEC website at the address provided above.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE A PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE YOUR SHARES OF THE COMPANY’S COMMON STOCK AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THE DATE OF THE PROXY STATEMENT, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

OTHER MATTERS

The Board of Directors does not intend to present to the Special Meeting any business other than the item stated in the “Notice of Special Meeting of Stockholders” and does not know of any other matters to be brought before or voted upon at the meeting other than those referred to above. If any other matters properly come before the meeting, it is the intention of the proxies named in the enclosed Proxy to vote the shares represented thereby with respect to such matters in accordance with their best judgment.

Whether or not you expect to attend the meeting, please sign the proxy and return it in the enclosed stamped envelope.

[X] PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY Tauriga Sciences, Inc.	For	Against	Abstain

SPECIAL MEETING OF
STOCKHOLDERS

JUNE 28, 2017

The undersigned hereby appoints Seth M. Shaw, with full power of substitution, as Proxies for the shareholder, to attend the Special Meeting of the Stockholders of Tauriga Sciences, Inc. (the “Company”), to be held at the offices of Nixon Peabody LLP at 437 Madison Avenue, 24th Floor, New York, New York 10022 on June 28, 2017 at 9:00 A.M., Eastern Standard Time, and any adjournments or postponements thereof, and to vote all shares of the Common Stock of the Company that the shareholder is entitled to vote upon each of the matters referred to in the Proxy and, at their discretion, upon such other matters as may properly come before this meeting. The undersigned hereby revokes any other proxy executed previously for the 2017 Special Meeting of Shareholders.

This Proxy, when properly executed, will be voted in the manner the undersigned shareholder directs on this card. If you sign and return this Proxy but do not specify otherwise, this Proxy will be voted FOR each of the proposals listed on this card. Therefore, to direct a vote FOR each of the proposals, you need not mark any box. Simply sign, date and return this Proxy.

Please be sure to date and sign

this proxy card in the box below

_______________________

Date

________________________________________

Sign above

	1. To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of Common Stock of the Company from 2,500,000,000 to 7,500,000,000 shares.	[ ]	[ ]	[ ]

2. To consider and transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE LISTED PROPOSALS .

      THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

      The undersigned acknowledges receipt from the Company prior to the execution of this Proxy of a Notice of Meeting, of a Proxy Statement dated May [__], 2017.

      This Proxy, when properly executed, will be voted in the manner directed herein by the shareholder of record. If no direction is made, this Proxy will be voted FOR all Proposals.

Detach above card, sign, date and mail in postage paid envelope provided. Tauriga Sciences, Inc.

PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.